POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stewart Wang his attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any amendments to this Annual Report, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                Signature                                              Title                                                                                 Date

/s/ Johnson Ku                                                                   Chairman of the Board                                     March 31, 2005

Johnson Ku

/s/ Stewart Wang                                                               Chief Executive Officer, President,                 March 31, 2005

Stewart Wang                                                                     Chief Financial Officer and Director
                                                                                              (Principal Executive, Financial and Accounting Officer)

/s/ Richard Chiang                                                            Director                                                                March 31, 2005

Richard Chiang

/s/ Craig Miller                                                                   Director                                                                March 31, 2005

Craig Miller

/s/ Felix Sung                                                                     Director                                                                March 31, 2005

Felix Sung